Supplement to the
Fidelity® Telecom and Utilities Fund
March 31, 2016
Prospectus

The Board of Trustees has approved, subject to shareholder approval, a proposal to modify Fidelity® Telecom and Utilities Fund’s fundamental concentration policy. A meeting of the shareholders of the fund will be held during the third quarter of 2016, to vote on this proposal. If approved, the changes will take effect on October 1, 2016 or the first day of the month following the shareholder meeting.

Shareholders should read the proxy statement, which contains important information about the proposals, when it becomes available. For a free copy of the proxy statement, please contact Fidelity at 1-800-544-8544. The proxy statement will also be available on the Securities and Exchange Commission’s web site (www.sec.gov).

UIF-16-02 1.733971.119	June 2, 2016